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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 1997
                                                           (July 1, 1997)



                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     0-27368                  11-3068704
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)




3960 Broadway
New York, New York                                                      10032
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:(212) 740-6999
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                            ORTEC INTERNATIONAL, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JULY 10, 1997


                                ITEMS IN FORM 8-K

                                                                  Page
Facing page

Item 5.     Other Events                                           3


Signatures


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ITEM 5.     OTHER EVENTS.

      Ortec International, Inc. (the "Company") has outstanding 1,200,000 publicly traded Class A Warrants (the "Class A Warrants"), each Class A Warrant entitling the holder thereof to purchase one (1) share of Common Stock of the Company at an exercise price of $10.00 per share. The Class A Warrants, pursuant to their original terms, are scheduled to expire on July 19, 1997.

      On July 1, 1997, the Board of Directors of the Company resolved by unanimous written consent to extend the term of the Class A Warrants so that the Class A Warrants will expire at 5:00 p.m., Eastern Standard Time, on November 3, 1997. Other then the extension of the expiration date, such resolution did not change the exercise price, the redemption provisions or any other provisions of the Class A Warrants.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 10, 1997                ORTEC INTERNATIONAL, INC.



                                    By: /s/ Steven Katz
                                       -------------------------
                                       Dr. Steven Katz
                                       President


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